Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity,” “we,” “us,” “our,” “the company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

Equity Bancshares, Inc.| NYSE: EQBK Market Cap as of 1/21/2025 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since EQBK was founded in 2002 Strategic Execution Of Acquisitions SCALE 12 Completed Bank Acquisitions SINCE IPO 2002 2008 2015 2024 START-UP 4 acquisitions GROWTH 4 acquisitions IPO $380M $5.3B 26.6% Compound Annual Growth Rate3 Company Overview $5.3B Assets $3.5B Loans $4.4B Deposits $748M Market Cap1 9.95% TCE/TA2 14.51% CET 1 18.07% TRBC WICHITA Headquarters $1.6B

Leadership Team Brad Elliott Equity Bancshares, Inc. Chairman & CEO Years in Banking: 36 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Chris Navratil Chief Financial Officer Years in Banking: 14 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Brett Reber General Counsel Years in Law: 37 Prior to joining Equity Bank, he served as Managing Member of the Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. David Pass Chief Information Officer Years in Banking: 24 Previously served in IT leadership positions at UMB Financial Corporation and CoBiz Financial. Rick Sems Equity Bank CEO Years in Banking: 25 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as President in May 2023. Prior to joining, Rick served as Chief Banking Officer of First Bank in St. Louis and President & CEO of Reliance Bank Julie Huber Chief Operating Officer Years in Banking: 35 Announced as Chief Operating Officer in May 2024. Served in variety of leadership roles in her time at Equity Bank including overseeing our operations, HR, compliance functions and sales and training, and as managed the integration process for each acquisition. Kryzsztof Slupkowski Chief Credit Officer Years in Banking: 12 Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Ann Knutson Chief Human Resources Officer Years in Banking: 17 Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Organic Growth Strategic Mergers & Acquisitions Disciplined Credit Standards Effective Balance Sheet & Capital Management EPS & Tangible Book Value Growth Our guiding principles and commitment to entrepreneurial spirit are part of our longstanding framework for delivering shareholder value Our Value Proposition

Tangible Book Value per common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix. AOCI Impact TBVPS TBVPS Ex. AOCI Tangible Book Value | IPO Walk Tangible Book Value | Quarter over Quarter Walk 8.27% CAGR Ex. AOCI During the quarter, Tangible Book Value increased $2.68 in Q4 2024 to $28.38 Since IPO, Tangible Book Value increased has increased $14.10 to $30.07 Tangible Book Value Per Share1 Q3 Q4 Q4

4th Quarter 2024 | Financial Highlights Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Earnings & Profitability2 FY 24 Q4 24 Q3 24 Q4 23 Core Earnings Per Share1 $4.43 $1.10 $1.32 $0.81 Tangible Book Value Per Share1 $30.07 $30.07 $28.38 $25.37 Core Net Income1 $69.5M $17.8M $20.4M $12.5M Net Interest Margin 3.98% 4.17% 3.87% 3.49% Efficiency Ratio1 62.75% 63.02% 52.59% 72.69% Core ROAA 1 1.37% 1.37% 1.56% 1.01% Core ROATCE 1 16.62% 15.29% 19.58% 13.02% Balance Sheet & Capital Total Loans $3.5B $3.5B $3.6B $3.3B Total Deposits $4.4B $4.4B $4.4B $4.1B Tangible Common Equity / Tangible Assets1 9.95% 9.95% 8.21% 7.87% CET 1 Capital Ratio 14.51% 14.51% 11.37% 11.74% Total Risk-based Capital Ratio 18.07% 18.07% 14.78% 15.48% Asset Quality Provision for Credit Losses $2.5 $0.0 $1.2 $0.7 NCOs / Avg. Loans 0.11% 0.04% 0.18% 0.17% NPAs / Total Assets 0.65% 0.65% 0.60% 0.53% Classified Assets / Regulatory Capital 12.10% 12.10% 8.32% 7.09% Highlights $17.8M Core Net Income1 $1.10 Core Earnings Per Share1 $4.4B Total Deposits $3.5B Gross Loans

Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Return On Average Tangible Common Equity - Core1 Return on Average Assets - Core1 Efficiency Ratio1 TCE / TA Excluding AOCI1 Performance Metrics

Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Net interest income totaled $49.5 million in the fourth quarter, up $3.4 million from the third quarter, driven by an increase in 30bp increase in net interest margin. Noninterest income totaled $8.8 million in the fourth quarter, down $500 thousand from the third quarter. Proactive effort to book variable rate assets subject to floor levels. Noninterest expense totaled $37.8 million in the third quarter, up $7.5 million from the third quarterly, mainly attributable to third quarter benefitting from the recognition of an $8.5 million recovery on a former problem asset. Quarter over Quarter Walk Q2 Q3 Net Income Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Q2 1 Q3

Profitability Noninterest income is adjusted to exclude and gain/(loss) on securities transactions Revenue Composition1 Profitability Ratios1

Primary Drivers Deposits Cost of Deposits Loan Yield Investment Yield Borrowings Noninterest-bearing deposits constitute 21.8% of total deposits. Cost of total deposits decreased 21bps and cost of interest-bearing deposits decreased 28bps in the quarter. Loan yield increased 4bps quarter-over-quarter, driven by purchase accounting and non-accrual impacts, offsetting 17bp lower coupon yield quarter-over-quarter Loan yield increased 4bps quarter-over-quarter, driven by purchase accounting and non-accrual impacts, offsetting 17bp lower coupon yield quarter-over-quarter Borrowing balances were down during the quarter, resulting in less expense and a lower overall cost as hedged positions made up a larger percentage of the whole. Quarter over Quarter Walk Net Interest Margin Quarter over Quarter +30bps Net Interest Income 3.87% Q3 4.17% Q4 Q2 Q3

Current Deposit Composition Core Deposits excludes brokered & listing service deposits Trending Deposit Composition & Loan To Deposit Ratio Core Deposits1 / Total Deposits Strong Core Deposit Franchise

Yield Analysis1 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Fed Rate Change Since Beginning of Rate Cycle – Q4 2021 5.25% 5.25% 5.25% 5.18% 4.57% Loans 50% 53% 58% 59% 67% Deposits 34% 38% 37% 39% 40% Yield / Cost Components Loan Coupon exclusive of the impact of derivatives, purchase accounting, non accrual, mortgage premium amort, and loan fees Cost Analysis Cumulative Betas

Total Classified Assets $73.5M Total Classified Assets / Total Bank Regulatory Capital 12.10% Net Charge-offs YTD Annualized / Average Loans 0.11% Total Loans & Yield on Loans Diversified Loan Portfolio Current Loan Composition

Nonperforming Assets1,2 Total Reserve Ratio OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table. Net Charge-offs / Average Loans Classified Assets Asset Quality Trends | Quarterly

OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table. Net Charge-offs / Average Loans Classified Assets Nonperforming Assets1,2 Total Reserve Ratio Asset Quality Trends | Annual

Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. THE COMPANY’S CAPITAL RATIOS ARE WELL CAPITALIZED LEVELS AS OF 12/31/2024 EQBK Well Capitalized CAPITAL PRIORITIES Maintain well capitalized regulatory levels Capacity for organic growth Merger & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases Dividends Declared Per Share & Dividend Payout Ratio Shares Repurchased & Weighted Avg. Price Per Share 1 Thousands Capital Management

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements and Focus Variables for Outlook and Forecast Core Non-interest Expense. Excludes merger expenses 4th QUARTER 2024 RESULTS ESTIMATES $4,243M $4,300 – 4,350M Avg. Deposits $3,525M $3,600 - 3,650M Avg. Loans $4,716M $4,775 - 4,850M Avg. Earning Assets 4.17% 3.85 - 3.95% Net Interest Margin $0.0M $0.5 – 1.5M Provision For Credit Losses $8.8M $8 – 9M Non-interest Income $37.8M $34 - 37M Non-interest Expense1 16.7% 20 - 22% Effective Tax Rate2 FORWARD LOOKING 1st QUARTER 2025 FY 2025E $4,300 – 4,350M $4,400 - 4,500M $3,525 - 3,600M $3,575 - 3,675M $4,750 - 4,850M $4,850 – 5,050M 3.95 – 4.05% 3.95 - 4.05% $0.5 – 1.5M $2 – 6M $8 – 9M $32 - 36M $36 - 39M $147 - 153M 20 - 22% 20 - 22% Outlook on Key Business Drivers

Focus Variables for Outlook & Forecast OUR OUTLOOK REQUIRES CLARITY AROUND CERTAIN VARIABLES, INCLUDING: ECONOMIC ENVIRONMENT CUSTOMER NEEDS COST OF FUNDING COMPETITIVE MARKET INVESTMENT OPPORTUNITIES POLITICAL ENVIRONMENT Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Directly related to credit quality as well as trust in our business. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more.

Our Markets Source: S&P Capital IQ, Deposit Market data as of 6/30/24. Market rank is based on counties with a EQBK physical presence. Kansas Market Rank #8 Deposits $2.5B Deposit Market Share 4.10% Missouri Market Rank #7 Deposits $1.1B Deposit Market Share 1.91% Oklahoma Market Rank #15 Deposits $536M Deposit Market Share 1.63% Arkansas Market Rank #9 Deposits $317M Deposit Market Share 2.72%

Non-GAAP Reconciliations

CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES ($ in thousands, except per share data) Quarter Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Total stockholder's equity $592,918 $504,038 $461,435 $456,776 $452,860 Less: goodwill 53,101 53,101 53,101 53,101 53,101 Less: core deposit intangibles, net 14,969 16,029 16,636 17,854 7,222 Less: mortgage servicing rights, net 0 0 25 50 75 Less: naming rights, net 957 968 979 989 1,000 Tangible Common Equity $523,891 $433,940 $390,694 $384,782 $391,462             Common shares outstanding at period end 17,419,858 15,288,309 15,200,194 15,327,799 15,428,251 Diluted common shares outstanding at period end 17,636,843 15,497,446 15,358,396 15,469,531 15,629,185             Book value per common share $34.04 $32.97 $30.36 $29.80 $29.35 Tangible book value per common share $30.07 $28.38 $25.70 $25.10 $25.37 Tangible book value per diluted common share $29.70 $28.00 $25.44 $24.87 $25.05                         Total assets $5,332,047 $5,355,233 $5,245,517 $5,239,036 $5,034,592 Less: goodwill 53,101 53,101 53,101 53,101 53,101 Less: core deposit intangibles, net 14,969 16,029 16,636 17,854 7,222 Less: mortgage servicing rights, net 0 0 25 50 75 Less: naming rights, net 957 968 979 989 1,000 Tangible assets $5,263,020 $5,285,135 $5,174,776 $5,167,042 $4,973,194             Total stockholders' equity to total assets 11.12% 9.41% 8.80% 8.72% 8.99% Tangible common equity to tangible assets 9.95% 8.21% 7.55% 7.45% 7.87% Non-GAAP reconciliations

Non-GAAP reconciliations

CALCULATIONS OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY AND EFFICIENCY RATIO

($ in thousands, except per share data)

	Quarter Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Total average stockholders' equity	$533,227	$485,468	$455,322	$460,244	$423,207
Less: average intangible assets	69,570	70,824	71,423	62,203	61,756
Average tangible common equity	**$463,657**	**$414,644**	**$383,899**	**$398,041**	**$361,451**
Average impact from core earnings adjustments	424	288	2,251	477	20,418
Core average tangible common equity	**$464,081**	**$414,932**	**$386,150**	**$398,518**	**$381,869**
Net income (loss) allocable to common stockholders	16,986	19,851	11,716	14,068	(28,299)
Less: net gain on acquisition	0	831	60	1,240	0
Less: net gain (loss) on securities transactions	(2)	206	(27)	43	(50,618)
Add: merger expenses	0	618	2,287	1,556	297
Add: BOLI tax expense	0	0	1,730	0	0
Add: amortization of intangible assets	1,071	1,148	1,254	935	775
Less: tax effect of intangible assets amortization	225	153	737	254	10,855
Adjusted net income (loss) allocable to common stockholders	**$17,834**	**$20,427**	**$16,217**	**$15,022**	**$12,536**
Return on total average stockholders' equity (ROAE) annualized	**12.67%**	**16.27%**	**10.35%**	**12.29%**	**-26.53%**
Return on total average tangible common equity (ROATCE) annualized	**15.30%**	**19.92%**	**13.31%**	**14.96%**	**-30.39%**
Core return on total average tangible common equity (CROATCE) annualized	**15.29%**	**19.58%**	**16.89%**	**15.16%**	**13.02%**
Non-interest expense	$37,806	$30,328	$38,871	$37,152	$34,998
Less: merger expense	0	618	2,287	1,556	297
Less: amortization of intangible assets	1,071	1,148	1,254	935	775
Adjusted non-interest expense	$36,735	$28,562	$35,330	$34,661	$33,926
Net interest income	$49,473	$46,031	$46,476	$44,182	$39,467
Non-interest income	8,816	9,317	8,958	11,731	(43,414)
Less: net gain on acquisition and branch sales	0	831	60	1,240	0
Less: net gains (losses) from securities transactions	(2)	206	(27)	43	(50,618)
Adjusted non-interest income	$8,818	$8,280	$8,925	$10,448	$7,204
Net interest income plus adjusted non-interest income	**$58,291**	**$54,311**	**$55,401**	**$54,630**	**$46,671**
Non-interest expense to net interest income plus non-interest income	**64.86%**	**54.80%**	**70.12%**	**66.45%**	**-886.70%**
Efficiency ratio	**63.02%**	**54.59%**	**63.77%**	**63.45%**	**72.69%**
Average Assets	$5,163,166	$5,205,017	$5,196,258	$5,152,915	$4,892,712
Core non-interest expense to average assets	**2.83%**	**2.18%**	**2.73%**	**2.71%**	**2.75%**

Equity Bancshares, Inc. | 23

CALCULATIONS OF RETURN ON AVERAGE ASSETS, AVERAGE EQUITY AND OPERATING NET INCOME ($ in thousands, except per share data) Quarter Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net income (loss) allocable to common stockholders 16,986 19,851 11,716 14,068 (28,299) Less: net gain on acquisition 0 831 60 1,240 0 Less: net gain (loss) on securities transactions (2) 206 (27) 43 (50,618) Add: merger expenses 0 618 2,287 1,556 297 Add: BOLI tax expense 0 0 1,730 0 0 Add: amortization of intangible assets 1,071 1,148 1,254 935 775 Less: tax effect of intangible assets amortization 225 153 737 254 10,855 Core net income (loss) allocable to common stockholders $17,834 $20,427 $16,217 $15,022 $12,536 Add: income tax provision 3,399 3,986 4,582 3,693 (11,357) Add: provision (reversal) of credit losses 98 1,183 265 1,000 711 Add: tax effect of intangible assets amortization 225 153 737 254 10,885 Core pre-tax, pre-provision income $21,556 $25,749 $21,801 $19,969 $12,745             Total average assets $5,163,166 $5,205,017 $5,196,258 $5,152,915 $4,892,712 Total average stockholders' equity $533,227 $485,468 $455,322 $460,244 $423,207             Weighted Average Diluted Shares 16,262,965 15,451,545 15,377,980 15,569,225 15,417,200             Diluted earnings (loss) per share $1.04 $1.28 $0.76 $0.90 -$1.84 Core earnings (loss) per diluted share $1.10 $1.32 $1.05 $0.96 $0.81 Core pre-tax pre-provision earnings (loss) per diluted share $1.33 $1.67 $1.42 $1.28 $0.83 Return on average assets (ROAA) annualized 1.31% 1.52% 0.91% 1.10% -2.29% Core return on average assets annualized 1.37% 1.56% 1.25% 1.17% 1.01% Return on average equity (ROAE) 12.67% 16.27% 10.35% 12.29% -26.53% Core return on average equity 13.29% 16.73% 14.25% 13.11% 11.21% Non-GAAP reconciliations

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